UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 23, 2003


                           APRIA HEALTHCARE GROUP INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                     1-14316                   33-0488566
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification Number)


       26220 ENTERPRISE COURT
       LAKE FOREST, CALIFORNIA                        92630
(Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (949) 639-2000

ITEM 7.  EXHIBITS
-------  --------

         Exhibit
         Number    Reference
         ------    ---------
         99.1      Press release issued by Apria Healthcare Group Inc. ("Apria")
                   on April 23, 2003.




ITEM 9.  REGULATION FD DISCLOSURE
-------  ------------------------

         On April 23, 2003, Apria issued a press release announcing its financial results for the quarter ended March 31, 2003. Pursuant to
         Item 12, Results of Operations and Financial Condition, and in accordance with the interim guidance provided by the Securities and Exchange Commission (Release No. 33-8216), a copy of the press release is being furnished to the Commission under this Item 9.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   APRIA HEALTHCARE GROUP INC.
                                   ---------------------------
                                           Registrant





April 23, 2003                     By: /s/ James E. Baker
                                       -----------------------------------------
                                       James E. Baker
                                       Chief Financial Officer